SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 27, 2004
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

33-0639768
Delaware	333-113136	(I.R.S. Employer
(State of Incorporation)	(Commission File No.)	Identification No.)

27051 Towne Centre Drive, Suite 200
Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EXHIBIT 1.2
EXHIBIT 4.8
EXHIBIT 4.9
EXHIBIT 4.10
EXHIBIT 10.1
EXHIBIT 10.2

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-113136) filed with the Securities and Exchange Commission (the “Commission”) on February 27, 2004 and Amendment No. 1 thereto filed with the Commission on March 29, 2004 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,500,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on May 19, 2004, with respect to the Registrant’s Auto Loan Backed Notes, Series 2004-B (the “Offered Notes”).

     The Offered Notes were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”), Credit Suisse First Boston LLC (“CS First Boston”) and Wachovia Capital Markets, LLC (“Wachovia” and, together with Merrill and CS First Boston, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of May 19, 2004 (the “Underwriting Agreement”) between the Registrant and Merrill, as representative of itself, CS First Boston and Wachovia. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.4.

     The Notes were issued pursuant to an Indenture dated as of May 1, 2004 (the “Indenture”) among Onyx Acceptance Owner Trust 2004-B (the “Trust”) and JPMorgan Chase Bank, as Indenture Trustee (the “Indenture Trustee”). A copy of the Indenture is filed herewith as Exhibit 4.9. Timely payment of interest and the ultimate repayment of principal on the Notes will be guarantied pursuant to a Financial Guaranty Insurance Policy issued by XL Capital Assurance Inc. in favor of the Indenture Trustee for the benefit of the holders of the Notes. A copy of the Policy is filed herewith as Exhibit 4.10.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Amended and Restated Trust Agreement dated as of May 1, 2004 (the “Trust Agreement”) among the Registrant, as Depositor, Wilmington Trust Company, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.11.

     The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of May 1, 2004 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.3. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $210,019,585.28 (the “Initial Cut-Off Pool Balance”) as of May 1, 2004 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before May 25, 2004 (the “Subsequent Cut-Off Date”) with a total principal balance of $85,127,668.45 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Seller deposited $154,852,746.27 in a segregated trust account (the “Prefunding Account”) to be used by the Trust to acquire additional Contracts (the “Prefunding Contracts”) during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on August 25, 2004.

     Pursuant to the Backup Servicing Agreement dated as of May 27, 2004 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2004-B, XL Capital Assurance Inc. and Systems & Services Technologies, Inc. (“SST”), SST has agreed to provide certain verification and confirmation duties with respect to the servicing of the Contracts and to act as successor servicer of the Contracts in the event of the termination or resignation of the servicer under the Sale and Servicing Agreement. A copy of the Backup Servicing Agreement is filed herewith as Exhibit 10.4.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$210,019,585.28
Number of contracts	13,741
Average principal balance outstanding	$15,284.16
Average original amount financed	$15,390.70
Original amount financed (range)	$1,408.34 -$74,999.03
Weighted average APR	9.00%
APR (range)	1.90% to 25.00%
Weighted average original term	60.47 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	60.07 mos.
Remaining term (range)	9 to 72 mos.

Distribution by APRs of the Initial Contracts

	Number of Initial	% of Initial	Principal	% of Initial Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance
0.001% to 3.000%	39	0.28%	$756,551.88	0.36%
3.001% to 4.000%	646	4.70%	12,778,087.67	6.08%
4.001% to 5.000%	1,388	10.10%	28,462,989.55	13.55%
5.001% to 6.000%	1,522	11.08%	29,616,307.46	14.10%
6.001% to 7.000%	1,350	9.82%	24,802,121.71	11.81%
7.001% to 8.000%	1,151	8.38%	18,866,696.85	8.98%
8.001% to 9.000%	997	7.26%	15,541,827.40	7.40%
9.001% to 10.000%	1,066	7.76%	15,440,904.58	7.35%
10.001% to 11.000%	737	5.36%	9,845,681.16	4.69%
11.001% to 12.000%	654	4.76%	8,438,919.30	4.02%
12.001% to 13.000%	758	5.52%	9,161,629.78	4.36%
13.001% to 14.000%	602	4.38%	7,250,252.13	3.45%
14.001% to 15.000%	638	4.64%	7,159,041.39	3.41%
15.001% to 16.000%	478	3.48%	5,199,989.54	2.48%
16.001% to 17.000%	395	2.87%	4,195,816.01	2.00%
17.001% to 18.000%	393	2.86%	4,052,106.46	1.93%
18.001% to 19.000%	277	2.02%	2,766,686.95	1.32%
19.001% to 20.000%	179	1.30%	1,679,334.75	0.80%
20.001% to 21.000%	191	1.39%	1,712,795.98	0.82%
Over 21.000%	280	2.04%	2,291,844.73	1.09%

Totals	13,741	100.00%*	$210,019,585.28	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance
Alabama	117	0.85%	$1,728,384.72	0.82%
Arizona	634	4.61%	9,929,037.47	4.73%
California	3,197	23.27%	53,680,879.85	25.56%
Colorado	123	0.90%	1,428,182.32	0.68%
Connecticut	69	0.50%	964,525.00	0.46%
Delaware	120	0.87%	1,558,387.74	0.74%
Florida	987	7.18%	15,292,849.10	7.28%
Georgia	671	4.88%	11,086,532.55	5.28%
Idaho	65	0.47%	955,545.87	0.45%
Illinois	840	6.11%	11,641,514.13	5.54%
Indiana	163	1.19%	2,106,348.06	1.00%
Iowa	96	0.70%	1,405,257.08	0.67%
Kansas	104	0.76%	1,564,331.24	0.74%
Kentucky	107	0.78%	1,294,488.27	0.62%
Maryland	181	1.32%	3,032,117.64	1.44%
Massachusetts	188	1.37%	2,491,963.38	1.19%
Michigan	650	4.73%	8,390,575.32	4.00%
Minnesota	104	0.76%	1,413,842.26	0.67%
Mississippi	22	0.16%	319,138.86	0.15%
Missouri	422	3.07%	6,068,152.19	2.89%
Montana	24	0.17%	332,492.56	0.16%
Nebraska	43	0.31%	542,999.79	0.26%
Nevada	361	2.63%	5,617,854.90	2.67%
New Hampshire	123	0.90%	1,632,002.84	0.78%
New Jersey	702	5.11%	9,850,262.88	4.69%
New York	24	0.17%	458,255.45	0.22%
North Carolina	402	2.93%	6,635,343.71	3.16%
North Dakota	5	0.04%	90,936.52	0.04%
Ohio	247	1.80%	3,307,802.76	1.57%
Oklahoma	128	0.93%	2,055,847.67	0.98%
Oregon	268	1.95%	3,804,597.92	1.81%
Pennsylvania	555	4.04%	7,556,730.96	3.60%
South Carolina	163	1.19%	2,676,946.84	1.27%
South Dakota	39	0.28%	588,621.20	0.28%
Tennessee	285	2.07%	4,349,113.55	2.07%
Texas	644	4.69%	10,815,563.64	5.15%
Utah	139	1.01%	2,113,338.91	1.01%
Vermont	1	0.01%	33,999.45	0.02%
Virginia	460	3.35%	7,170,080.72	3.41%
Washington	199	1.45%	2,775,189.04	1.32%
West Virginia	14	0.10%	179,006.45	0.09%
Wisconsin	10	0.07%	168,116.08	0.08%
Wyoming	45	0.33%	912,428.39	0.43%

Totals	13,741	100.00%*	$210,019,585.28	100.00%*

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$85,127,668.45
Number of contracts	5,398
Average principal balance outstanding	$15,770.22
Average original amount financed	$15,770.22
Original amount financed (range)	$2,155.21 - $74,057.48
Weighted average APR	8.63%
APR (range)	1.90% to 25.00%
Weighted average original term	60.94 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	60.83 mos.
Remaining term (range)	11 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance
0.000% to 3.000%	17	0.31%	$382,742.60	0.45%
3.001% to 4.000%	307	5.69%	6,262,332.24	7.36%
4.001% to 5.000%	584	10.82%	11,837,683.56	13.91%
5.001% to 6.000%	635	11.76%	12,496,425.96	14.68%
6.001% to 7.000%	609	11.28%	10,958,072.58	12.87%
7.001% to 8.000%	468	8.67%	7,843,009.13	9.21%
8.001% to 9.000%	438	8.11%	7,001,182.37	8.22%
9.001% to 10.000%	381	7.06%	5,127,654.71	6.02%
10.001% to 11.000%	276	5.11%	3,654,637.86	4.29%
11.001% to 12.000%	252	4.67%	3,393,240.35	3.99%
12.001% to 13.000%	260	4.82%	3,261,670.99	3.83%
13.001% to 14.000%	231	4.28%	2,964,686.28	3.48%
14.001% to 15.000%	221	4.09%	2,623,350.82	3.08%
15.001% to 16.000%	160	2.96%	1,779,029.91	2.09%
16.001% to 17.000%	121	2.24%	1,352,769.11	1.59%
17.001% to 18.000%	127	2.35%	1,323,795.21	1.56%
18.001% to 19.000%	83	1.54%	838,785.78	0.99%
19.001% to 20.000%	76	1.41%	766,155.65	0.90%
20.001% to 21.000%	63	1.17%	517,377.21	0.61%
Over 21.000%	89	1.65%	743,066.13	0.87%

Totals	5,398	100.00%*	85,127,668.45	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance
Alabama	63	1.17%	$1,150,199.11	1.35%
Arizona	262	4.85%	4,431,843.06	5.21%
California	1,097	20.32%	18,835,614.76	22.13%
Colorado	63	1.17%	942,554.42	1.11%
Connecticut	31	0.57%	379,501.04	0.45%
Delaware	46	0.85%	583,974.99	0.69%
Florida	435	8.06%	6,898,942.80	8.10%
Georgia	278	5.15%	4,685,136.68	5.50%
Idaho	30	0.56%	527,278.00	0.62%
Illinois	303	5.61%	4,378,955.20	5.14%
Indiana	52	0.96%	698,837.21	0.82%
Iowa	33	0.61%	536,212.18	0.63%
Kansas	32	0.59%	489,173.34	0.57%
Kentucky	35	0.65%	532,437.51	0.63%
Maryland	44	0.82%	807,140.26	0.95%
Massachusetts	94	1.74%	1,363,193.97	1.60%
Michigan	264	4.89%	3,643,259.68	4.28%
Minnesota	79	1.46%	1,065,010.67	1.25%
Mississippi	5	0.09%	61,405.68	0.07%
Missouri	128	2.37%	1,767,519.68	2.08%
Montana	11	0.20%	141,119.96	0.17%
Nebraska	20	0.37%	310,409.31	0.36%
Nevada	106	1.96%	1,859,108.22	2.18%
New Hampshire	44	0.82%	569,957.40	0.67%
New Jersey	244	4.52%	3,520,436.18	4.14%
New York	52	0.96%	880,585.35	1.03%
North Carolina	177	3.28%	2,948,056.61	3.46%
North Dakota	1	0.02%	10,860.07	0.01%
Ohio	82	1.52%	1,076,437.04	1.26%
Oklahoma	61	1.13%	853,313.15	1.00%
Oregon	94	1.74%	1,260,983.87	1.48%
Pennsylvania	176	3.26%	2,664,110.68	3.13%
South Carolina	82	1.52%	1,366,298.95	1.60%
South Dakota	15	0.28%	244,205.88	0.29%
Tennessee	150	2.78%	2,374,040.64	2.79%
Texas	323	5.98%	5,506,996.02	6.47%
Utah	58	1.07%	796,561.66	0.94%
Vermont	4	0.07%	60,900.40	0.07%
Virginia	207	3.83%	3,053,730.44	3.59%
Washington	91	1.69%	1,373,548.30	1.61%
West Virginia	2	0.04%	24,337.67	0.03%
Wisconsin	2	0.04%	56,407.28	0.07%
Wyoming	22	0.41%	397,073.13	0.47%

Totals	5,398	100.00%*	$85,127,668.45	100.00%*

*	Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description
1.2	Underwriting Agreement dated as of May 19, 2004 by and among the Registrant and Merrill, as representative of the Underwriters

4.8	Indenture dated as of May 1, 2004 between Onyx Acceptance Owner Trust 2004-B and JPMorgan Chase Bank, as Indenture Trustee

4.9	Financial Guaranty Insurance Policy dated as of May 27, 2004 and delivered by XL Capital Assurance Inc.

4.10	Amended and Restated Trust Agreement dated as of May 1, 2004 among the Registrant, as Depositor, Wilmington Trust Company, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent

10.1	Sale and Servicing Agreement dated as of May 1, 2004 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent

10.2	Backup Servicing Agreement dated as of May 27, 2004 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2004-B and XL Capital Assurance Inc. and Systems & Services Technologies, Inc.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

June 1, 2004	By:	/s/ Michael A. Krahelski

Michael A. Krahelski,
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
1.2	Underwriting Agreement dated as of May 19, 2004 by and among the Registrant and Merrill, as representative of the Underwriters

4.8	Indenture dated as of May 1, 2004 between Onyx Acceptance Owner Trust 2004-B and JPMorgan Chase Bank, as Indenture Trustee

4.9	Financial Guaranty Insurance Policy dated as of May 27, 2004 and delivered by XL Capital Assurance Inc.

4.10	Amended and Restated Trust Agreement dated as of May 1, 2004 among the Registrant, as Depositor, Wilmington Trust Company, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent

10.1	Sale and Servicing Agreement dated as of May 1, 2004 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent

10.2	Backup Servicing Agreement dated as of May 27, 2004 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2004-B and XL Capital Assurance Inc. and Systems & Services Technologies, Inc.